Exhibit 1.3

DUPLICATE	Number: BC0814460
CERTIFICATE OF CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that EVERCLEAR CAPITAL LTD. changed its name to AVRUPA MINERALS LTD. on July 7, 2010 at 12:20 PM Pacific Time

Issued under my hand at Victoria, British Columbia On July 7, 2010 RON TOWNSHEND Registrar of Companies Province of British Columbia Canada

Notice of Articles BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on July 7, 2010  12:20 PM Pacific Time

    Incorporation Number:  BC0814460

Recognition Date and Time:  Incorporated on January 23, 2008 07:58 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

EVERCLEAR CAPITAL LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:

 Deliver Address:

SUITE 2610 OCEANIC PLAZA

SUITE 2610 OCEANIC PLAZA

1066 WEST HASTINGS STREET

1066 WEST HASTINGS STREET

VANCOUVER   BC  V6E 3X1

VANCOUVER   BC  V6E 3X1

CANADA

CANADA

RECORDS OFFICE INFORMATION

Mailing Address:

Deliver Address:

SUITE 2610 OCEANIC PLAZA

SUITE 2610 OCEANIC PLAZA

1066 WEST HASTINGS STREET

1066 WEST HASTINGS STREET

VANCOUVER   BC  V6E 3X1

VANCOUVER   BC  V6E 3X1

CANADA

CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Wong, Winnie

Mailing Address:

Deliver Address:

4486 WEST 4TH AVENUE

4486 WEST 4TH AVENUE

VANCOUIVER BC V6R 1R1

VANCOUIVER BC V6R 1R1

CANADA

CANADA

Last Name, First Name, Middle Name:

McKelvey, Gregory

Mailing Address:

Deliver Address:

6545 RUIN  HILL LOOP

6545 RUIN  HILL LOOP

PINE AZ 85544-1599

PINE AZ 85544-1599

UNITED STATES

UNITED STATES

Last Name, First Name, Middle Name:

Brown, Mark T.

Mailing Address:

Deliver Address:

3621 WEST 20TH AVENUE

3621 WEST 20TH AVENUE

VANCOUVER BC V6S 1E9

VANCOUVER BC V6S 1E9

CANADA

CANADA

Last Name, First Name, Middle Name:

Ranta, Donald

Mailing Address:

Deliver Address:

309 PARKVIEW AVENUE

309 PARKVIEW AVENUE

GOLDEN CO 80401

GOLDEN CO 80401

UNITED STATES

UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.  No Maximum

Common Shares

Without Par Value

Without Special Rights or

Restrictions attached